THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

BAYHILL CAPITAL CORPORATION STOCK PURCHASE WARRANT

Issue Date: ______________, 2008

          THIS CERTIFIES that _____________________, a ____________ (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from BayHill Capital Corporation, a Delaware corporation (the “Company"),  __________________(___________) whole shares (the “Shares”) of the Company's common stock (the "Common Stock") at a price (the “Exercise Price”) equal to $2.00 per share.

          1.         Term of Warrant.   At any time prior to the expiration or termination of this Warrant, whether pursuant to Section 8 below or otherwise, this Warrant may be exercised from time to time to purchase up to the number of Shares permitted hereunder. The rights of the Holder under this Warrant shall terminate upon the earliest to occur of the following (such earliest date, the “Expiration Date”): (a) the two-year anniversary of the Issue Date; or (b) thirty (30) days following notice to the Holder from the Company, indicating that the closing bid price of the Common Stock is greater than $4.00 per share for twenty (20) consecutive trading days and the average daily trading volume for such twenty-day period is at least 10,000 shares of Common Stock; or (c) the termination date provided for in Section 8 of this Warrant.

2.	Exercise of Warrant.

                       (a)    Prior to the Expiration Date, this Warrant may be exercised by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company in an amount equal to the Exercise Price of the Shares thereby purchased), whereupon the Holder shall be entitled to receive a certificate for the number of Shares so purchased. If this Warrant is properly exercised prior to the Expiration Date, the Holder shall be deemed to be the record owner of the Shares subject to the exercise as of the close of business on the date this Warrant is surrendered in connection with such exercise and the Exercise Price is paid in full. If this Warrant is exercised for less than all Shares subject to this Warrant, the Company shall deliver a Warrant of like tenor for any remaining shares to the Holder.

                  (b)   Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

          3.         No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then fair market value of a Share shall be paid in cash to the Holder.

          4.         Charges, Taxes and Expenses. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

          5.         No Rights as Stockholders. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

          6.         Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

          7.         Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day not a legal holiday.

8.	Early Termination, Dilution, Etc.

                         (a)   Early Termination on Merger, etc. If it is proposed that the Company sellsubstantially all of its assets or consummate a merger, consolidation or other transaction in which the Company will not be the surviving corporation and the shareholders of the Company prior to the transaction will own less than a majority of the outstanding securities of the surviving entity (any such transaction, a “Sale Transaction”), then the Company shall give the Holder twenty (20) days’ advance notice of the proposed effective date of the Sale Transaction and, notwithstanding the provisions of Section 2(b) above, during such 20-day period this Warrant shall be fully exercisable. Any portion of this Warrant that is not exercised on or before the effective date of the Sale Transaction shall terminate and shall be of no further force or effect. In the event the Company or its counsel reasonably determines that governing securities laws and regulations require that information regarding the proposed transaction remain confidential or that persons to whom information is disclosed sign a confidentiality agreement, the Holder shall, in connection with the notice required by this Section, sign a confidentiality agreement agreeing to keep information regarding the proposed Sale Transaction confidential and agreeing not to purchase or sell the securities of companies involved in the proposed Sale Transaction, with the exception of the exercise of the Warrant granted hereunder, until three business days after such transaction is consummated.

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                  (b)   Stock Dividends, Subdivision or Combination of Shares. In case the Company shall (i) pay a dividend on the Common Stock in shares of Common Stock or make a distribution of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue, by reclassification of its shares of Common Stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of the above-described event had this Warrant been exercised immediately prior to the happening of such above-described event or any record date with respect thereto. An adjustment made pursuant to this subsection (b) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever such a payment, subdivision, combination or reclassification is made. Whenever the number of Shares purchasable upon the exercise of each Warrant is adjusted as provided in this Section, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares purchasable immediately thereafter.

                  (c)   Cash Distributions. No adjustment on account of cash dividends or interest on the Shares or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.

          9.         Compliance with Securities Laws. This Warrant may not be exercised by the Holder unless at the time of exercise (a) a registration statement registering the Shares to be received upon such exercise is effective under the Securities Act of 1933, as amended (the "1933 Act"), or the transaction in which such shares are to be issued is exempted from the application of the registration requirements of the 1933 Act, and (b) the Shares to be received upon such exercise have been registered or qualified under any applicable state securities laws or an exemption from registration or qualification is available under such laws. The Company shall not have any obligation to register or qualify such shares under federal or state securities laws. The Company may cause the following legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SHARES OF COMMON STOCK OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THE SHARES OF COMMON STOCK MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASE, TRANSFER, ASSIGNMENT, PLEDGE OR GRANT OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES OF COMMON STOCK ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

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10.	Miscellaneous.

                             (a)    Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the Issue Date. This Warrant shall constitute a contract under the laws of the State of Utah and for all purposes shall be construed in accordance with and governed by the laws of said state that govern contracts between residents of said state.

                             (b)   Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. This Warrant shall be binding upon any successors or assigns of the Company.

                             (c)   Assignment and Transferability. This Warrant may not be assigned or transferred by the Holder without written consent from the Company, which may be withheld for any or no reason, and without compliance with the registration requirements of the Act and applicable state securities laws or the availability of an exemption from such registration requirements.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the Issue Date by its officers thereunto duly authorized.

BAYHILL CAPITAL CORPORATION
a Delaware corporation

By: ______________________________

Its: ______________________________

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NOTICE OF EXERCISE

BayHill Capital Corporation 10757 South Riverfront Parkway Suite 125 South Jordan, Utah 84095 Attn: Robert K. Bench, Chief Executive Officer

            1.         The undersigned hereby elects to purchase shares of Common Stock, of BayHill Capital Corporation (the “Shares”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

            2.         Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________ (Print Name)

_____________________________________ (Address)

_____________________________________ (Address)

            3.           The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares. The undersigned confirms and agrees that the Company may cause the legend contemplated by Section 9 of the Warrant to be set forth on each certificate representing the Shares, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary, and that the Shares shall be “restricted securities” as defined Rule 144 promulgated under the Securities Act of 1933, as amended.

___________________________ (Date)

_____________________________________
(Signature)

_____________________________________